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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 2004


                           FAR EAST ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


         0-32455                                           88-0459590
(Commission File Number)                    (IRS Employer Identification Number)


            400 N. SAM HOUSTON EAST, SUITE 205, HOUSTON, TEXAS 77060
                    (Address of principal executive offices)


                                 (832) 598-0470
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 21, 2004, Far East Energy Corporation (the "Registrant") entered into a Stock Subscription Agreement (the "Agreement") with certain investors located outside the United States (the "Purchasers") and Tim Whyte, as representative (the "Representative"). Under the Agreement, the Purchasers subscribed for 6,406,250 units of the Registrant (the "Units"). The gross proceeds the Registrant received from the sale of the Units at the closing were $10,250,000. Each Unit is comprised of two shares of the Registrant's common stock, $0.001 par value ("Common Stock") and one warrant to purchase one share of Common Stock ("Warrant"). In connection with the Agreement, the Registrant also granted the Purchasers registration rights in connection with the shares of Common Stock underlying the Units and the Warrants. The Registrant is not obligated to file a registration statement covering the shares of Common Stock underlying the Units and the Warrants prior to April 30, 2005.

         Pursuant to the Agreement, the Registrant, the Purchasers and the Representative agreed to the following:

         1. Subject to the approval of the Registrant's Nomination and Corporate Governance Committee, within 30 days of the Closing (as defined in the Agreement), the Registrant has agreed to appoint Tim Whyte to the Registrant's Board of Directors to serve until the next meeting of the Registrant's stockholders called for the purpose of electing directors of the Registrant. The Registrant has also agreed to nominate the Representative or such other person designated by the Representative (the "Purchaser Designee") to the Registrant's Board of Directors for election by the stockholders of the Registrant at each meeting of the Registrant's stockholders called for the purpose of electing directors of the Registrant, provided that at the time of such appointment and nomination (a) the Purchasers, in the aggregate, beneficially own at least 10% of the outstanding shares of the Common Stock, and (b) the Purchaser Designee is satisfactory to the Registrant's Nomination and Corporate Governance Committee.

         2. For a period of 18 months from the date of the Agreement, if the Registrant determines to pursue an offering of debt or equity securities ("Offered Securities") in a capital raising transaction (a "Proposed Offering"), the Registrant is required to notify the Representative of the Proposed Offering and the Representative shall have the exclusive right, for a period of 45 days from receipt of notice of the Proposed Offering, to consummate the purchase of all or a part of the Offered Securities by one or more of the Purchasers or syndicate of investors arranged by the Representative. The Registrant's Board of Directors shall review and consider in good faith the proposal by the Representative and make a determination as to whether to approve such proposal, which determination shall consider whether the terms of, and all fees that may be incurred by the Registrant in connection with, the issuance and sale of the securities are customary for a transaction of this nature. If the Representative fails to submit, fails to close or the Registrant's Board of Directors fails to approve the proposal by the Representative on or before the expiration of the 45 day period, then the Registrant may offer and sell the securities to one or more third parties upon similar terms specified in the Registrant's notice of the Proposed Offering without any obligation to submit another notice to the Representative. The Registrant's obligations are subject to certain exceptions and limitations relating to specified private placements and other matters described in the Agreement.

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         3. The Registrant has agreed to use its commercially reasonable efforts to list or include the Common Stock on a recognized stock exchange, such as The Nasdaq National Market, the Hong Kong Stock Exchange or AIM, on or before June 30, 2005, and will consult with the Representative regarding an appropriate choice of an exchange.

         4. For a period of 18 months from the date of the Agreement, the Registrant granted each Purchaser the right to purchase a pro rata share of securities sold by the Registrant in a capital raising transaction. This right will not arise in connection with (a) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Registrant by merger, consolidation, conversion, purchase of substantially all the assets or other reorganization, (b) securities issued upon conversion of convertible notes or securities, upon exercise of warrants, options or other rights to acquire securities or as dividends, stock splits or distributions and
(c) securities issued pursuant to specified private placements.

         5. The Registrant agreed to consult with the Representative and consider in good faith, any proposal from any person with whom Representative has a relationship and who is qualified and experienced in the construction of oil and gas drilling rigs in the People's Republic of China, relating to any joint venture, partnership, or other arrangement or undertaking providing for the manufacture, production or construction of drilling rigs for the drilling of coalbed methane gas with respect to the Registrant's holdings and rights in the People's Republic of China. These obligations are subject to (a) the receipt by the Registrant and each other person party to such agreement, arrangement or undertaking receiving all permits, concessions and licenses required or necessary to participate in the construction of such rigs, (b) the approval of such agreement, arrangement or undertaking and the contractor by all partners and venturers of the Registrant in the exploration and production of coalbed methane gas with respect to China, including, without limitation, ConocoPhillips and China United Coalbed Methane Company and (c) the approval of such agreement, arrangement or undertaking by the Registrant's Board of Directors. The Registrant and its subsidiaries also agreed not to enter into any venture relating to the manufacture, production or construction of any drilling rigs for the use of third parties for the drilling of coalbed methane gas in China. The Purchasers and its subsidiaries agreed not to enter into a commercial joint venture relating to the construction of any drilling rigs for the use of third parties for the drilling of coalbed methane gas in China. The Registrant is not, however, prohibited or restricted from negotiating, discussing or entering into a lease, rental or service arrangement or similar undertaking with any third party relating to provision and operation of any rig for the drilling of coalbed methane gas with respect to China. All rights and obligations described in this paragraph will commence upon the six month anniversary of the date of the Agreement and shall expire upon the second anniversary of the date of the Agreement.

         The above discussion of the Agreement is a summary description of certain terms and conditions of the Agreement and is qualified in its entirety by the terms and conditions of the Agreement. For complete descriptions of the rights and obligations summarized in this report, reference must be made to the Agreement.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         As described in Item 1.01 above, on December 21, 2004, the Purchasers subscribed for 6,406,250 Units. The gross proceeds the Registrant received from the sale of the Units at the closing

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were $10,250,000. Each Warrant entitles its holder to purchase one share of
Common Stock at a price of $2.50 per share. Each Warrant expires three years from the date of its issuance. In connection with the closing of the sale of the Units, the Registrant will pay commissions of $820,000 and will issue placement agent warrants to purchase 1,537,500 shares of Common Stock with a term of two years and an exercise price of $2.50 per share. The Registrant intends to use the proceeds of the offering to finance a portion of the Registrant's operations in China, including planned horizontal drilling for coalbed methane in China in 2005 and for working capital purposes.

         Certain investors have been granted specified price protection rights in connection with the sale of Common Stock in previous private placements ("Existing Investors"). Upon the closing of the sale to the Purchasers, the Existing Investors will have a right to exercise price protection rights. If the Existing Investors exercise these rights in connection with the sale of the Units, then the Existing Investors would receive an aggregate of 337,500 shares of Common Stock and Warrants to purchase an aggregate of 843,750 shares of Common Stock. As a condition to the Company's issuance of Warrants to purchase 687,500 shares of Common Stock in connection with any exercise of these rights, certain Existing Investors would be required to surrender warrants to purchase 550,000 shares of Common Stock at $2.50 per share that they currently hold.

         The securities discussed above were offered and sold to investors in a private placement transaction made in reliance upon exemption from registration requirements of Section 5 of the Act pursuant to Regulation S promulgated thereunder. The Units were not offered or sold in the United States and the Purchasers represented to the Registrant that they are not "U.S. Persons" (as such term is defined in Regulation S).

ITEM 8.01   OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a press release issued by the Registrant dated December 27, 2004, which is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

         Exhibit
         Number            Description
         -------           -----------

          99.1             Press Release issued on December 27, 2004.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 27, 2004


                                            FAR EAST ENERGY CORPORATION


                                            By:  /s/ Bruce N. Huff
                                                 ---------------------------
                                                 Bruce N. Huff
                                                 Chief Financial Officer



                                INDEX TO EXHIBITS

         Exhibit
         Number            Description
         -------           -----------

          99.1             Press Release issued on December 27, 2004.


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